                                                                   Exhibit 10.17

Annuity and Life Re (Holdings), Ltd.
Victoria Hall, Victoria Street
P.O. Box HM 1262
Hamilton, HM FX, Bermuda


                           FINANCIAL ADVISORY SERVICES

                          Dated as of December 23, 1997

Dear Sirs:

                  This will confirm the understanding and agreement (the "Agreement") between Prudential Securities Incorporated ("Prudential Securities") and Annuity and Life Re (Holdings), Ltd. (the "Company") as follows:

                  1. The Company hereby engages Prudential Securities as the Company's financial advisor in connection with the proposed initial public offering by the Company.

                  2. Prudential Securities hereby accepts the engagement described in paragraph 1 and, in that connection, agrees to advise and assist the Company in developing a general strategy for accomplishing an initial public offering of the Company's Common Shares, including the establishment of the Company and the structure of the offering.

                  3. As compensation for the services rendered by Prudential Securities hereunder, the Company shall pay Prudential Securities a fee of U.S. $1,000,000 payable upon the closing of the Company's proposed initial public offering. Either party may terminate Prudential Securities' engagement hereunder at any time by giving the other party at least 10 days' prior written notice, subject to paragraphs 4 and 5, 8 through 12 and the second, third and fourth sentences of paragraph 6, which shall survive any termination of this Agreement.

                  4. The Company shall reimburse Prudential Securities for its reasonable out-of-pocket and incidental expenses incurred in connection with the engagement hereunder, promptly as requested upon presentation of appropriate documentation, including the reasonable fees and expenses of its legal counsel (it being understood that such reimbursed fees and expenses of such counsel are not to include the fees and expenses of such counsel in its role as counsel to the underwriters of an initial public offering) and those of any advisor retained by Prudential Securities with the consent of the Company, not to be unreasonably withheld.
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Annuity and Life Re (Holdings), Ltd., p.2

                  5. Since Prudential Securities will be acting on behalf of the Company in connection with this engagement, the Company agrees to indemnify Prudential Securities and certain other persons as set forth in a separate letter agreement dated the date hereof, between Prudential Securities and the Company, except with respect to any public offering for which indemnification will be set forth in the related underwriting agreement.

                  6. In connection with Prudential Securities' engagement, the Company will furnish Prudential Securities with all information concerning the Company which Prudential Securities reasonably deems appropriate and will provide Prudential Securities with access to the Company's officers, directors, accountants, counsel and other advisors. The Company represents and warrants to Prudential Securities that all such information concerning the Company is and will be true and accurate in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. The Company represents and warrants to Prudential Securities that any financial projections or forecasts provided to Prudential Securities with respect to the Company represent the best currently available estimates by the management of the Company of the future financial performance of the Company and are based upon reasonable assumptions. The Company acknowledges and agrees that Prudential Securities will be using and relying upon such information supplied by the Company and its officers, agents and others and any other publicly available information concerning the Company without any independent investigation or verification thereof or independent appraisal by Prudential Securities of the Company or its business or assets.

                  7. This Agreement does not constitute an obligation on the part of Prudential Securities or the Company to effect the proposed initial public offering or to underwrite any securities pursuant to such proposed offering. Such an obligation, if entered into, will be made pursuant to an underwriting agreement and will be subject to, among other conditions precedent, the satisfactory conclusion of due diligence on the part of Prudential Securities, an evaluation of the Company's prospective business and financial condition, the approval by counsel to the Company and to Prudential Securities of all proceedings and documentation in connection with the proposed initial public offering, the condition of the securities market, and the approval of the transaction by the Company and the internal management committees of Prudential Securities.

                  8. Any advice, either oral or written, provided to the Company by Prudential Securities hereunder shall not be publicly disclosed or made available to
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Annuity and Life Re (Holdings), Ltd., p.3

                           third parties (other than to the Company's counsel or other advisors, provided the Company informs such third parties of this provision) without the prior written consent of Prudential Securities. In addition, Prudential Securities may not be otherwise publicly referred to without its prior consent.

                  9. The Company represents and warrants to Prudential Securities that there are no brokers, representatives or other persons which have an interest in compensation due to Prudential Securities from any transaction contemplated herein.

                  10. The benefits of this Agreement, together with the separate indemnity letter, shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties under such indemnity letter and their successors, assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns. This Agreement and the related indemnity agreement may not be assigned without the prior written consent of the nonassigning party.

                  11. This Agreement may not be amended or modified except in a writing signed by the party against whom enforcement is sought and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. The Company hereby consents to service of process in the State of New York and to the jurisdiction of and venue in the United States District Court for the Southern District of New York and of any of the courts in the State of New York in any action, suit or proceeding arising under this Agreement. The Company hereby designates and appoints CT Corporation System, 1633 Broadway, New York, New York as its agent to receive on its behalf service of all process in any such action, suit or proceeding in any such court, such service being hereby acknowledged by the Company to be effective and binding service in every respect. The Company will provide Prudential Securities with written evidence of such appointment promptly following execution of this Agreement. The Company hereby irrevocably waives and agrees not to assert, in any action or proceeding with respect to this Agreement, any claim that (a) it is not personally subject to the jurisdiction of the aforesaid courts, (b) it or its property is exempt or immune from jurisdiction of any such court or from any legal process, (c) the action or proceeding is brought in an inconvenient forum or (d) the venue of the action or proceeding is improper.

                  12. EACH OF PRUDENTIAL SECURITIES AND THE COMPANY (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SHAREHOLDERS)
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Annuity and Life Re (Holdings), Ltd., p.4

                           WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THE ENGAGEMENT OF PRUDENTIAL SECURITIES PURSUANT TO, OR THE PERFORMANCE BY PRUDENTIAL SECURITIES OF THE SERVICES CONTEMPLATED BY, THIS AGREEMENT.

                  Prudential Securities is delighted to accept this engagement and looks forward to working with you on this assignment. Please confirm that the foregoing correctly sets forth our agreement by signing the enclosed duplicate of this letter in the space provided and returning it, whereupon this letter shall constitute a binding agreement as of the date first above written.

                                           PRUDENTIAL SECURITIES INCORPORATED


                                           By:    /s/ Scott Willkomm
                                           Name:  Scott Willkomm
                                           Title: Director
AGREED AND ACCEPTED:

ANNUITY AND LIFE RE (HOLDINGS), LTD.

By:    /s/ Lawrence S. Doyle
Name:  Lawrence S. Doyle
Title: President and Chief Executive
         Officer

                                                         As of December 23, 1997


PRUDENTIAL SECURITIES INCORPORATED
One New York Plaza
New York, N.Y.  10292

Dear Sirs:

                  In connection with the engagement, dated as of December 23, 1997, between Prudential Securities Incorporated ("Prudential Securities") and Annuity and Life Re (Holdings), Ltd. (the "Company"), the Company hereby agrees to indemnify and hold harmless Prudential Securities and its affiliates, their respective directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20(a) of the Securities Exchange Act of 1934), if any, agents and employees of Prudential Securities or any of Prudential Securities' affiliates (collectively, "Indemnified Persons" and individually, an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including reasonable fees and disbursements of Prudential Securities' and an Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company or (ii) actions taken or omitted to be taken by an Indemnified Person with the Company's consent in conformity with the Company's instructions or the Company's actions or omissions or (B) are otherwise related to or arise out of Prudential Securities' engagement, and will reimburse Prudential Securities and any other Indemnified Person for all reasonable costs and expenses, including reasonable fees of Prudential Securities' or an Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, or defending any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with Prudential Securities acting pursuant to the engagement, whether or not Prudential Securities or any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. The Company will not, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to the preceding sentence which are finally judicially determined to have resulted primarily from Prudential Securities' bad faith, gross negligence or willful misconduct. The Company also agrees that neither Prudential Securities nor any other Indemnified Person shall have any liability to the Company for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by the Company which are finally judicially determined to have resulted primarily from Prudential Securities' bad faith, gross negligence or willful misconduct. The Company further agrees that the Company will not, without the prior written consent of Prudential Securities not to be unreasonably withheld, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not Prudential Securities or any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding)

Prudential Securities Incorporated, p.2

unless such settlement, compromise or consent includes an unconditional release of Prudential Securities and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding.

                  In order to provide for just and equitable contribution, if a claim for indemnification is made pursuant to these provisions but is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification is not available for any reason (except for the reasons specified in the second sentence of the first paragraph hereof), even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and Prudential Securities, on the other hand, shall contribute to such claim, liability, loss, damage or expense for which such indemnification or reimbursement is held unavailable in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and Prudential Securities, on the other hand, in connection with the transactions contemplated by the engagement, subject to the limitation that in any event Prudential Securities' aggregate contribution to all losses, claims, damages, liabilities and expenses to which contribution is available hereunder shall not exceed the amount of fees actually received by Prudential Securities pursuant to the engagement.

                  The foregoing right to indemnity and contribution shall be in addition to any rights that Prudential Securities and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement of Prudential Securities. The Company hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this agreement (the "Indemnification Agreement") is brought against Prudential Securities or any other Indemnified Person. The Company hereby designates and appoints CT Corporation System, 1633 Broadway, New York, New York as its agent to receive on its behalf service of all process in any action, suit or proceeding on such claim in any such court, such service being hereby acknowledged by the Company to be effective and binding service in every respect. The Company will provide Prudential Securities with written evidence of such appointment promptly following the execution of this Indemnification Agreement. The Company hereby irrevocably waives and agrees not to assert, in any action or proceeding with respect to this Indemnification Agreement, any claim that (a) it is not personally subject to the jurisdiction of the aforesaid courts, (b) it or its property is exempt or immune from jurisdiction of any such court or from any legal process, (c) the action or proceeding is brought in an inconvenient forum or (d) the venue of the action or proceeding is improper.

                  EACH OF PRUDENTIAL SECURITIES AND THE COMPANY (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SHAREHOLDERS) WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THIS INDEMNIFICATION AGREEMENT.

                  It is understood that, in connection with Prudential Securities' engagement, Prudential Securities may also be engaged to act for the Company in one or more additional
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Prudential Securities Incorporated, p.3

capacities, and that the terms of this engagement or any such additional engagement may be embodied in one or more separate written agreements. This Indemnification Agreement shall apply only to the engagement set forth in the letter dated as of December 23, 1997 between the Company and Prudential Securities and any modification thereto and shall remain in full force and effect following the completion or termination of said engagement.

                  The benefits of this Indemnification Agreement shall inure to the respective successors and permitted assigns of the parties hereto and of the Indemnified Persons hereunder and their respective successors, assigns and representatives, and the obligations and liabilities assumed in this Indemnification Agreement by the parties hereto shall be binding upon their respective successors and assigns. This Indemnification Agreement may not be assigned without the prior written consent of the nonassigning party.

                  This Indemnification Agreement may not be amended or modified except in a writing signed by the party against whom enforcement is sought and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

                  The Company further understands that if a public offering of the Company's Common Shares occurs and Prudential Securities participates therein, the underwriting agreement relating thereto will provide for indemnification and contribution as described in that agreement and this Indemnification Agreement (a) insofar as it relates to Prudential Securities' engagement set forth in the letter dated as of December 23, 1997 between the Company and Prudential Securities and any modification thereto, shall survive and (b) insofar as it relates to such public offering, shall be superseded by the provisions of such underwriting agreement.

                                     Very truly yours,

                                     ANNUITY AND LIFE RE (HOLDINGS), LTD.

                                     By:     /s/ Lawrence S. Doyle
                                     Name    Lawrence S. Doyle
                                     Title:  President and Chief
                                               Executive Officer

AGREED AND ACCEPTED:

PRUDENTIAL SECURITIES INCORPORATED

By:    /s/ Scott Willkomm
Name   Scott Willkomm
Title: Director